Exhibit 10.8

AGREEMENT

This agreement is entered into this 12 day of January, 2005, by and Pluristem Life Systems, Inc. (PLRS), a Nevada Corporation (the "Company"), with a business address at Matam Centre, Building 20, Haifa, 31905, Israel and Carlthon Corp ("Finder"), with an address at 9411 Shore Road, Apt. 6A, Brooklyn, NY 11209.

WHEREAS, Finder wishes to make to the Company, and the Company wishes to receive from Finder, introduction for the purpose of identifying potential investors in the Company.

NOW, THEREFORE, in consideration of the mutual promises set forth hereinafter, the parties agree as follow:

1.

Finder's Fee. As result of Finder introducing Brody, Corso, De Franceso, Grecos', Inserras', Klier, Johnson, Monteforte, Perez, Short and Walter in the amount of $1,2000,000. As payment for first introducing the Company to the investors, the Company shall pay to Finder, for services rendered, a finder's fee payable by issuance of 10% in the share amount of the deal (the "Shares") of the Company's common stock, par value $0.00001 (the "Common Stock") to Finder, within three (3) business days of the date hereof. For an example, $1,200,000 invested equals 1,200,000 shares of the Company's common stock. To the Finder as a fee.

2.

Restricted Shares. The Finder understands that the Shares are restricted securities, the sale or transfer of which is governed by Rule 144 (the "Rule") promulgated under the Securities Act, which requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Finder agrees that he will not sell or otherwise transfer the Share, unless the Shares are registered under the Securities Act or unless an exemption from such registration is available.

The Finder consents to the placement of the following legend on a certificate or other document evidencing the Shares:

THE SECURITIES EVIDENCED BY THIS

CERTIFICATE HAVE NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933 AND MAY

NOT BE SOLD OR TRANSFERRED UNLESS THERE

IS AN EFFECTIVE REGISTRATION STATEMENT

UNDER SUCH ACT COVERING SUCH SECURITIES

OR THE COMPANY RECEIVES AN OPINION OF

COUNSEL (WHICH MAY BE COUNSEL FOR THE

COMPANY) STATING THAT SUCH SALE OR

TRANSFER IS EXEMPT FROM THE REGISTRATION

AND PROSPECTUS DELIVERY REQUIREMENTS OF

SUCH ACT.

3.	Registration Rights
(a)

The Company has agreed to register the Shares on a Registration Statement under the Securities Act of 1933, as amended, covering the resale of the Shares for an offering to be made on a continuous basis pursuant to Rule 415 or the Company will make reasonable efforts to have the registration statement become effective by August 30, 2005. The Registration Statement required hereunder shall be on Form SB-2. Subject to the terms of this Agreement, the Company shall its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than 270 days after the date hereof (the "Effective Date"), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all the securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) or pursuant to Rule 144 without any limitation on the volume of securities sold as determined by the counsel to the company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

(b)

The Finder acknowledges and agrees that the Company will also include on the Registration Statement (i) 12,000,000 shares, subscribed for by Brody, Corso, De Franceso, Grecos', Inserras', Klier, Johnson, Monteforte, Perez, Short. And Walter, pursuant to that certain Subscription Agreement, dated as of even date herewith. The Company may include other securities in this Private Placement as parts of the Registration. The Company also has acknowledged another Finders' Fee in this Registration. The Finder Fee shall have the same conditions as the Private Placement investors. The registration statement will register not only Finder's fee shares and the 12,000,000 shares private placement, it will register several other private placements as well and other finder's fees, and any other securities Pluristem decides to register in its sole discretion.

(c)

Registration Expenses. With respect to the of the Shares, all fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company. These include all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. The Finder shall bear all broker commissions and transfer taxes and the costs of fees and disbursements of the Finder's counsel and accountants as well as any other expenses incurred by the Finder not expressly included above.

4.	Indemnity
(a)	The Company will indemnify and hold harmless the Finder of the Shares which are included in the Registration Statement pursuant to the provisions of Section 2 hereof,

and any underwriter (as defined in the Securities Act) for the Finder, if any, and each person, if any, who controls such underwriter within the meaning of Securities Act, from and against, and will reimburse the Finder and each underwriter and controlling persons with respect to, any and all loss, damage, liability, cost and expense to which the Finder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to stat therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or behalf of the Finder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b)

The Finder will indemnify and hold the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of the Finder specifically for use in the preparation thereof.

(c)

Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of the Section 3 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnifying party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof: but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying part of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that thee shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

5.	Entire Agreement. This agreement sets forth the entire understanding between the parties, and cannot be changed, modified or canceled except by an instrument signed by the party sought to be bound.
6.

Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or by personal delivery and addressed to the parties as indicated in the beginning of the Agreement.

7.

Governing Law. Any controversy arising under this agreement shall be subject to the exclusive jurisdiction of the federal and state courts located within the County of New York in the State of New York, and the parties hereby consent to the jurisdiction of such courts.

8.

Severability. If any term or provision of this Agreement shall be found to be illegal or unenforceable by a court of competent jurisdiction, the remaining provisions will nevertheless continue in full force and effect without being impaired or invalidated in any way.

IN WITNESS WHEREOF, the parties have hereunto signed as of the date first above written.

PLURISTEM LIFE SYSTEM, INC.		FINDER

BY.	/s/ signed	/s/ signed
	CFO	CARLTHON CORP.

Consulting Fee to Carlthon Corp

1,200,000 shares will be issued to Carlthon Corp as a Finder Fee

Carlthon Corp

9411 Shore Road Apt. 6A

Brooklyn, NY 11209

ID# 01-0585862